Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of September 30, 2010

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s

Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - September 30, 2010

Table of Contents

Page

Regulation G
Consolidated Financial Statements
Consolidated Income Statements	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income	6
Segment Information
For the three months ended September 30, 2010 and 2009	7-8
For the nine months ended September 30, 2010 and 2009	9-10
Non-life segment	11-12
U.S. sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global (Non-U.S.) Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Paris Re sub-segment	21
Life segment	22-23
Corporate and Other	24-25
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	26-27
Distribution of Premiums by reinsurance type	28-29
Investments
Investment Portfolio	30
Distribution of Corporate Bonds	31
Distribution of Equities	32
Distribution of Mortgage/Asset-Backed Securities	33
Other Invested Assets including Private Markets and Derivative Exposures	34
Funds Held - Directly Managed Portfolio	35
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	36
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	37-38
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) on Funds Held - Directly Managed Portfolio	39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44
Reconciliation of GAAP and non-GAAP measures	45-47
Diluted Book Value per Common Share - Treasury Stock Method	48
Diluted Book Value per Common Share - Rollforward	49-51
Pro-forma Information - Paris Re	52
Paris Re Acqusition Related Expenses	53

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings (Loss) for the period divided by the common shareholders’ equity as of the beginning of the year (adjusted for the period ended December 31, 2009 to include the equity issued related to the acquisition of Paris Re). Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended
	September 30, 2010 (1)	June 30, 2010 (1)	March 31, 2010 (1)	December 31, 2009 (A) (1)	September 30, 2009

Revenues
Gross premiums written	$1,008,464	$1,140,175	$1,909,326	$920,645	$893,714

Net premiums written	$987,612	$1,112,735	$1,784,165	$904,440	$891,547
Decrease (increase) in unearned premiums	325,802	(8,104)	(630,386)	432,115	199,144

Net premiums earned	1,313,414	1,104,631	1,153,779	1,336,555	1,090,691
Net investment income	164,402	174,454	173,122	182,000	145,350
Net realized and unrealized investment gains	293,164	46,046	145,474	25,063	330,226
Other income	3,363	753	1,274	5,986	8,385

Total revenues	1,774,343	1,325,884	1,473,649	1,549,604	1,574,652

Expenses
Losses and loss expenses and life policy benefits	748,879	704,631	1,012,337	743,271	574,228
Acquisition costs	261,668	244,144	220,107	271,081	232,475
Other operating expenses	118,221	160,151	128,134	146,522	102,224
Interest expense	12,297	12,803	7,132	6,657	6,161
Amortization of intangible assets	10,003	7,833	4,803	(6,133)	—
Net foreign exchange losses (gains)	27,074	(11,021)	(3,627)	(4,046)	961

Total expenses	1,178,142	1,118,541	1,368,886	1,157,352	916,049

Income before taxes and interest in earnings of equity investments	596,201	207,343	104,763	392,252	658,603
Income tax expense	72,576	17,762	27,554	51,892	93,433
Interest in earnings of equity investments	1,312	1,346	2,445	14,000	1,535

Net income	$524,937	$190,927	$79,654	$354,360	$566,705

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631

Operating earnings (loss) available to common shareholders	$281,857	$151,537	$(41,782)	$315,049	$282,064

Comprehensive income, net of tax	$631,249	$84,271	$6,978	$367,959	$605,974

Per Share Data:
Earnings per common share:
Basic operating earnings (loss)	$3.75	$1.96	$(0.51)	$3.95	$4.85
Net realized and unrealized investment gains, net of tax	3.09	0.38	1.35	0.22	4.72
Interest in earnings of equity investments, net of tax	0.02	0.02	0.03	0.17	0.03

Basic net income	$6.86	$2.36	$0.87	$4.34	$9.60

Weighted average number of common shares outstanding	75,238.3	77,365.4	81,696.9	79,702.2	58,118.2

Diluted operating earnings (loss) (1) (2)	$3.69	$1.92	$(0.50)	$3.87	$4.77
Net realized and unrealized investment gains, net of tax	3.05	0.38	1.33	0.22	4.64
Interest in earnings of equity investments, net of tax	0.02	0.01	0.02	0.16	0.03

Diluted net income	$6.76	$2.31	$0.85	$4.25	$9.44

Weighted average number of common and common share equivalents outstanding	76,428.5	78,796.4	83,328.8	81,441.2	59,128.5

(1)	See page 53 for further analysis of Paris Re acquisition related expenses.
(2)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company’s policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2010 (1)	September 30, 2009	December 31, 2009 (A) (1)	December 31, 2008

Revenues
Gross premiums written	$4,057,965	$3,080,243	$4,000,888	$4,028,248

Net premiums written	$3,884,511	$3,044,264	$3,948,704	$3,989,435
(Increase) decrease in unearned premiums	(312,687)	(260,994)	171,121	(61,411)

Net premiums earned	3,571,824	2,783,270	4,119,825	3,928,024
Net investment income	511,978	414,071	596,071	572,964
Net realized and unrealized investment gains (losses)	484,683	566,643	591,707	(531,360)
Net realized gain on purchase of capital efficient notes	—	88,427	88,427	—
Other income	5,391	16,327	22,312	10,335

Total revenues	4,573,876	3,868,738	5,418,342	3,979,963

Expenses
Losses and loss expenses and life policy benefits	2,465,847	1,552,025	2,295,296	2,609,220
Acquisition costs	725,919	614,133	885,214	898,882
Other operating expenses	406,506	284,286	430,808	365,009
Interest expense	32,232	21,643	28,301	51,228
Amortization of intangible assets	22,639	—	(6,133)	—
Net foreign exchange losses (gains)	12,426	5,511	1,464	(6,221)

Total expenses	3,665,569	2,477,598	3,634,950	3,918,118

Income before taxes and interest in earnings (losses) of equity investments	908,307	1,391,140	1,783,392	61,845
Income tax expense	117,892	210,198	262,090	9,705
Interest in earnings (losses) of equity investments	5,103	1,552	15,552	(5,573)

Net income	$795,518	$1,182,494	$1,536,854	$46,567

Preferred dividends	$25,894	$25,894	$34,525	$34,525

Operating earnings available to common shareholders	$391,612	$617,097	$932,146	$469,304

Comprehensive income (loss), net of tax	$722,498	$1,231,014	$1,598,973	$(113,914)

Per Share Data:
Earnings per common share:
Basic operating earnings	$5.02	$10.81	$14.85	$8.64
Net realized and unrealized investment gains (losses), net of tax	4.78	8.40	7.91	(8.35)
Net realized gain on purchase of capital efficient notes, net of tax	—	1.00	0.91	—
Interest in earnings (losses) of equity investments, net of tax	0.06	0.05	0.26	(0.07)

Basic net income	$9.86	$20.26	$23.93	$0.22

Weighted average number of common shares outstanding	78,076.6	57,085.6	62,786.2	54,347.1

Diluted operating earnings (1)	$4.93	$10.64	$14.59	$8.43
Net realized and unrealized investment gains (losses), net of tax	4.69	8.27	7.78	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	—	0.98	0.89	—
Interest in earnings (losses) of equity investments, net of tax	0.06	0.06	0.25	(0.06)

Diluted net income	$9.68	$19.95	$23.51	$0.22

Weighted average number of common and common share equivalents outstanding	79,494.2	57,978.5	63,890.6	55,639.6

(1)	See page 53 for further analysis of Paris Re acquisition related expenses.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009 (A)		September 30, 2009		December 31, 2008		December 31, 2007
Assets
Total investments	$15,182,110		$14,796,197		$15,228,997		$15,301,510		$12,285,816		$10,886,391		$10,917,341
Funds held - directly managed	1,919,325		1,875,305		1,981,665		2,124,826		—		—		—
Cash and cash equivalents	1,437,722		1,085,325		1,319,275		738,309		772,250		838,280		654,895
Accrued investment income	201,400		184,715		204,591		218,739		167,902		169,103		176,386
Reinsurance balances receivable	2,494,034		2,627,422		2,908,652		2,249,181		1,977,265		1,719,694		1,449,702
Funds held by reinsured companies	918,832		859,050		900,257		938,039		851,932		786,422		1,083,036
Deferred acquisition costs	664,058		672,694		709,745		614,857		646,341		617,121		641,818
Goodwill	455,533		455,533		455,533		455,533		429,519		429,519		429,519
Intangible assets	191,252		206,044		224,264		247,269		—		—		—
Other assets	807,557		873,849		884,197		844,281		628,621		832,790		796,799

Total assets	$24,271,823		$23,636,134		$24,817,176		$23,732,544		$17,759,646		$16,279,320		$16,149,496

Liabilities
Unpaid losses and loss expenses	$10,705,562		$10,342,589		$10,930,486		$10,811,483		$7,558,318		$7,510,666		$7,231,436
Policy benefits for life and annuity contracts	1,735,930		1,566,899		1,613,662		1,615,193		1,580,380		1,432,015		1,541,687
Unearned premiums	2,019,892		2,295,576		2,371,256		1,706,816		1,594,274		1,273,787		1,267,873
Other reinsurance balances payable	528,014		478,862		488,664		426,091		216,537		209,007		156,055
Debt obligations	820,989		1,020,989		1,020,989		520,989		520,989		907,605		877,605
Other liabilities	879,143		859,977		1,003,608		1,006,245		844,594		747,132		753,283

Total liabilities	16,689,530		16,564,892		17,428,665		16,086,817		12,315,092		12,080,212		11,827,939
Total shareholders’ equity	7,582,293		7,071,242		7,388,511		7,645,727		5,444,554		4,199,108		4,321,557

Total liabilities and shareholders’ equity	$24,271,823		$23,636,134		$24,817,176		$23,732,544		$17,759,646		$16,279,320		$16,149,496

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$94.69		$86.94		$85.84		$86.29		$84.51		$65.17		$70.07

Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all share-based awards)	$93.21		$85.32		$84.12		$84.51		$83.07		$63.95		$67.96

Number of Common and Common Share Equivalents Outstanding	75,771.5		76,780.8		81,647.4		84,319.7		59,281.8		57,533.9		55,936.4

Capital Structure:
Long-term debt	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%	$200,000	4%	$620,000	12%
Senior notes (1)	750,000	9	750,000	9	750,000	9	250,000	3	250,000	4	250,000	5	—	—
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	250,000	5	250,000	5
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	3	290,000	4	290,000	3	290,000	4	290,000	5	290,000	6	290,000	6
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	3	230,000	3	230,000	3	230,000	3	230,000	4	230,000	5	230,000	4
Common shareholders’ equity	7,062,293	84	6,551,242	83	6,868,511	84	7,125,727	89	4,924,554	86	3,679,108	75	3,801,557	73

Total Capital	$8,395,677	100%	$7,884,626	100%	$8,201,895	100%	$7,959,111	100%	$5,757,938	100%	$4,899,108	100%	$5,191,557	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million for all Condensed Consolidated Balance Sheet dates in 2010 and 2009 and $257.6 million for all other Condensed Consolidated Balance Sheet dates presented.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009

Net cash provided by operating activities:

Underwriting operations	$204	$6	$238	$198	$168

Investment income	179	208	199	167	169

Taxes and foreign exchange	(58)	(87)	(23)	(41)	10

Net cash provided by operating activities	$325	$127	$414	$324	$347

Net cash provided by operating activities	$325	$127	$414	$324	$347

Net cash provided by (used in) investing activities (1)	320	84	(31)	12	(169)

Net cash (used in) provided by financing activities (2)	(326)	(409)	225	(373)	(30)

Effect of foreign exchange rate changes on cash	34	(36)	(27)	3	8

Increase (decrease) in cash and cash equivalents	353	(234)	581	(34)	156

Cash and cash equivalents - beginning of period	1,085	1,319	738	772	616

Cash and cash equivalents - end of period	$1,438	$1,085	$1,319	$738	$772

(1)	For the three months ended December 31, 2009, net cash provided by (used in) investing activities included $492 million of cash acquired related to the acquisition of Paris Re.
(2)	For the three months ended December 31, 2009, net cash (used in) provided by financing activities included $330 million related to the Paris Re share capital repayment.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2010	September 30, 2009	December 31, 2009 (A)	December 31, 2008

Net cash provided by operating activities:

Underwriting operations	$447	$352	$550	$604

Investment income	586	436	603	580

Taxes and foreign exchange	(168)	(13)	(54)	(25)

Net cash provided by operating activities	$865	$775	$1,099	$1,159

Net cash provided by operating activities	$865	$775	$1,099	$1,159

Net cash provided by (used in) investing activities (1)	373	(459)	(447)	(944)

Net cash used in financing activities (2)	(510)	(392)	(765)	(2)

Effect of foreign exchange rate changes on cash	(28)	10	13	(30)

Increase (decrease) in cash and cash equivalents	700	(66)	(100)	183

Cash and cash equivalents - beginning of period	738	838	838	655

Cash and cash equivalents - end of period	$1,438	$772	$738	$838

(1)	For the year ended December 31, 2009, net cash provided by (used in) investing activities included $492 million of cash acquired related to the acquisition of Paris Re.
(2)	For the year ended December 31, 2009, net cash used in financing activities included $330 million related to the Paris Re share capital repayment.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009

Net income	$524,937	$190,927	$79,654	$354,360	$566,705

Change in currency translation adjustment	107,572	(105,335)	(68,743)	112	40,121
Change in net unrealized gains or losses on investments, net of tax	(256)	(257)	(4,129)	7,114	(164)
Change in unfunded pension obligation, net of tax	(1,004)	(1,064)	196	6,373	(688)

Comprehensive income	$631,249	$84,271	$6,978	$367,959	$605,974

	For the nine months ended		For the year ended
	September 30, 2010	September 30, 2009	December 31, 2009 (A)	December 31, 2008

Net income	$795,518	$1,182,494	$1,536,854	$46,567

Change in currency translation adjustment	(66,506)	47,843	47,955	(162,889)
Change in net unrealized gains or losses on investments, net of tax	(4,642)	965	8,079	15,157
Change in unfunded pension obligation, net of tax	(1,872)	(288)	6,085	(12,749)

Comprehensive income (loss)	$722,498	$1,231,014	$1,598,973	$(113,914)

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended September 30, 2010

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Paris Re	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$242	$149	$276	$91	$66	$824	$183	$1	$1,008

Net premiums written	$242	$149	$269	$84	$60	$804	$183	$1	$988
Decrease in unearned premiums	5	28	19	90	182	324	1	—	325

Net premiums earned	$247	$177	$288	$174	$242	$1,128	$184	$1	$1,313
Losses and loss expenses and life policy benefits	(115)	(133)	(141)	(58)	(154)	(601)	(147)	(1)	(749)
Acquisition costs	(72)	(46)	(62)	(13)	(35)	(228)	(33)	—	(261)

Technical result	$60	$(2)	$85	$103	$53	$299	$4	$—	$303

Other income						2	—	1	3
Other operating expenses						(81)	(11)	(26)	(118)

Underwriting result						$220	$(7)	n/a	$188

Net investment income							17	147	164

Allocated underwriting result (1)							$10	n/a	n/a

Net realized and unrealized investment gains								293	293
Interest expense								(12)	(12)
Amortization of intangible assets								(10)	(10)
Net foreign exchange losses								(27)	(27)
Income tax expense								(72)	(72)
Interest in earnings of equity investments								1	1

Net income								n/a	$525

Loss ratio (2)	46.5%	75.0%	49.1%	33.5%	63.6%	53.3%
Acquisition ratio (3)	29.0	26.1	21.5	7.5	14.7	20.2

Technical ratio (4)	75.5%	101.1%	70.6%	41.0%	78.3%	73.5%
Other operating expense ratio (5)						7.2

Combined ratio (6)						80.7%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended September 30, 2009

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$279	$125	$284	$47	$735	$157	$2	$894

Net premiums written	$279	$124	$283	$47	$733	$157	$2	$892
Decrease in unearned premiums	33	36	12	112	193	3	2	198

Net premiums earned	$312	$160	$295	$159	$926	$160	$4	$1,090
Losses and loss expenses and life policy benefits	(171)	(84)	(195)	(9)	(459)	(115)	—	(574)
Acquisition costs	(80)	(39)	(73)	(12)	(204)	(28)	—	(232)

Technical result	$61	$37	$27	$138	$263	$17	$4	$284

Other income					5	—	3	8
Other operating expenses					(61)	(13)	(28)	(102)

Underwriting result					$207	$4	n/a	$190

Net investment income						16	129	145

Allocated underwriting result (1)						$20	n/a	n/a

Net realized and unrealized investment gains							330	330
Interest expense							(6)	(6)
Net foreign exchange losses							(1)	(1)
Income tax expense							(93)	(93)
Interest in earnings of equity investments							2	2

Net income							n/a	$567

Loss ratio (2)	54.9%	52.2%	66.1%	5.6%	49.5%
Acquisition ratio (3)	25.7	24.5	24.8	7.4	22.0

Technical ratio (4)	80.6%	76.7%	90.9%	13.0%	71.5%
Other operating expense ratio (5)					6.6

Combined ratio (6)					78.1%

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the nine months ended September 30, 2010

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Paris Re	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$704	$634	$944	$462	$773	$3,517	$537	$4	$4,058

Net premiums written	$704	$630	$906	$455	$654	$3,349	$533	$3	$3,885
(Increase) decrease in unearned premiums	(40)	(114)	(96)	(127)	76	(301)	(12)	—	(313)

Net premiums earned	$664	$516	$810	$328	$730	$3,048	$521	$3	$3,572
Losses and loss expenses and life policy benefits	(360)	(437)	(499)	(163)	(559)	(2,018)	(447)	(1)	(2,466)
Acquisition costs	(192)	(130)	(176)	(25)	(121)	(644)	(82)	—	(726)

Technical result	$112	$(51)	$135	$140	$50	$386	$(8)	$2	$380

Other income						3	2	—	5
Other operating expenses						(241)	(38)	(127)	(406)

Underwriting result						$148	$(44)	n/a	$(21)

Net investment income							54	458	512

Allocated underwriting result (1)							$10	n/a	n/a

Net realized and unrealized investment gains								485	485
Interest expense								(32)	(32)
Amortization of intangible assets								(23)	(23)
Net foreign exchange losses								(12)	(12)
Income tax expense								(118)	(118)
Interest in earnings of equity investments								5	5

Net income								n/a	$796

Loss ratio (2)	54.2%	84.6%	61.6%	49.9%	76.6%	66.2%
Acquisition ratio (3)	28.9	25.2	21.7	7.7	16.5	21.1

Technical ratio (4)	83.1%	109.8%	83.3%	57.6%	93.1%	87.3%
Other operating expense ratio (5)						7.9

Combined ratio (6)						95.2%

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the nine months ended September 30, 2009

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$840	$544	$875	$376	$2,635	$438	$7	$3,080

Net premiums written	$841	$541	$846	$376	$2,604	$433	$7	$3,044
Increase in unearned premiums	(29)	(63)	(72)	(86)	(250)	(10)	(1)	(261)

Net premiums earned	$812	$478	$774	$290	$2,354	$423	$6	$2,783
Losses and loss expenses and life policy benefits	(498)	(241)	(504)	2	(1,241)	(313)	2	(1,552)
Acquisition costs	(206)	(119)	(183)	(23)	(531)	(83)	—	(614)

Technical result	$108	$118	$87	$269	$582	$27	$8	$617

Other income					9	2	5	16
Other operating expenses					(170)	(34)	(80)	(284)

Underwriting result					$421	$(5)	n/a	$349

Net investment income						46	368	414

Allocated underwriting result (1)						$41	n/a	n/a

Net realized and unrealized investment gains							567	567
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(22)	(22)
Net foreign exchange losses							(6)	(6)
Income tax expense							(210)	(210)
Interest in earnings of equity investments							1	1

Net income							n/a	$1,182

Loss ratio (2)	61.3%	50.5%	65.1%	(0.8)%	52.7%
Acquisition ratio (3)	25.4	24.8	23.7	8.1	22.6

Technical ratio (4)	86.7%	75.3%	88.8%	7.3%	75.3%
Other operating expense ratio (5)					7.2

Combined ratio (6)					82.5%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended
	September 30, 2010 (B)	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009

Net premiums written	$804	$939	$1,607	$747	$733

Net premiums earned	$1,128	$931	$989	$1,171	$926

Losses and loss expenses	(601)	(536)	(881)	(616)	(459)
Acquisition costs	(228)	(219)	(197)	(241)	(204)

Technical result	$299	$176	$(89)	$314	$263

Other income	2	1	1	4	5
Other operating expenses	(81)	(82)	(78)	(83)	(61)

Underwriting result	$220	$95	$(166)	$235	$207

Loss ratio (2)	53.3%	57.6%	89.1%	52.7%	49.5%
Acquisition ratio (3)	20.2	23.4	19.9	20.5	22.0

Technical ratio (4)	73.5%	81.0%	109.0%	73.2%	71.5%
Other operating expense ratio (5)	7.2	8.8	7.9	7.1	6.6

Combined ratio (6)	80.7%	89.8%	116.9%	80.3%	78.1%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
(B)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of ($9.4) million and ($18.5) million, respectively, compared to the three months ended September 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the nine months ended		For the year ended
	September 30, 2010 (B)	September 30, 2009	December 31, 2009 (A)	December 31, 2008

Net premiums written	$3,349	$2,604	$3,351	$3,392

Net premiums earned	$3,048	$2,354	$3,525	$3,334

Losses and loss expenses	(2,018)	(1,241)	(1,858)	(2,131)
Acquisition costs	(644)	(531)	(772)	(777)

Technical result	$386	$582	$895	$426

Other income	3	9	13	4
Other operating expenses	(241)	(170)	(253)	(231)

Underwriting result	$148	$421	$655	$199

Loss ratio (2)	66.2%	52.7%	52.7%	63.9%
Acquisition ratio (3)	21.1	22.6	21.9	23.3

Technical ratio (4)	87.3%	75.3%	74.6%	87.2%
Other operating expense ratio (5)	7.9	7.2	7.2	6.9

Combined ratio (6)	95.2%	82.5%	81.8%	94.1%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
(B)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $74.2 million and $38.5 million, respectively, compared to the nine months ended September 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009

Net premiums written	$242	$170	$293	$229	$279

Net premiums earned	$247	$184	$233	$291	$312

Losses and loss expenses	(115)	(95)	(150)	(162)	(171)
Acquisition costs	(72)	(60)	(61)	(78)	(80)

Technical result	$60	$29	$22	$51	$61

Loss ratio (2)	46.5%	51.4%	64.5%	55.7%	54.9%
Acquisition ratio (3)	29.0	32.4	26.2	26.7	25.7

Technical ratio (4)	75.5%	83.8%	90.7%	82.4%	80.6%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	46%	47%	44%	40%	35%
Property	24	26	20	11	24
Agriculture	11	(3)	10	34	21
Motor	10	10	9	11	10
Multiline	2	3	11	1	4
Other	7	17	6	3	6

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the nine months ended		For the year ended
	September 30, 2010	September 30, 2009	December 31, 2009	December 31, 2008

Net premiums written	$704	$841	$1,070	$1,064

Net premiums earned	$664	$812	$1,103	$1,088

Losses and loss expenses	(360)	(498)	(660)	(812)
Acquisition costs	(192)	(206)	(284)	(261)

Technical result	$112	$108	$159	$15

Loss ratio (2)	54.2%	61.3%	59.8%	74.6%
Acquisition ratio (3)	28.9	25.4	25.8	24.0

Technical ratio (4)	83.1%	86.7%	85.6%	98.6%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	45%	40%	40%	45%
Property	23	21	18	15
Agriculture	7	18	22	23
Motor	10	8	9	5
Multiline	6	6	5	6
Other	9	7	6	6

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	September 30, 2010 (A)	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009

Net premiums written	$149	$142	$339	$103	$124

Net premiums earned	$177	$174	$166	$190	$160

Losses and loss expenses	(133)	(112)	(193)	(99)	(84)
Acquisition costs	(46)	(45)	(39)	(47)	(39)

Technical result	$(2)	$17	$(66)	$44	$37

Loss ratio (2)	75.0%	64.4%	116.1%	52.3%	52.2%
Acquisition ratio (3)	26.1	25.6	23.8	24.7	24.5

Technical ratio (4)	101.1%	90.0%	139.9%	77.0%	76.7%

Distribution of Net Premiums Written by Major Lines of Business:
Property	73%	76%	69%	68%	74%
Motor	18	16	19	21	20
Casualty	9	8	12	11	6

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of ($1.7) million and ($6.3) million, respectively, compared to the three months ended September 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the nine months ended		For the year ended
	September 30, 2010 (A)	September 30, 2009	December 31, 2009	December 31, 2008

Net premiums written	$630	$541	$644	$765

Net premiums earned	$516	$478	$668	$797

Losses and loss expenses	(437)	(241)	(341)	(454)
Acquisition costs	(130)	(119)	(165)	(198)

Technical result	$(51)	$118	$162	$145

Loss ratio (2)	84.6%	50.5%	51.0%	56.9%
Acquisition ratio (3)	25.2	24.8	24.7	24.9

Technical ratio (4)	109.8%	75.3%	75.7%	81.8%

Distribution of Net Premiums Written by Major Lines of Business:
Property	71%	70%	70%	62%
Motor	18	20	20	23
Casualty	11	10	10	15

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $36.0 million and $20.5 million, respectively, compared to the nine months ended September 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended
	September 30, 2010 (A)	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009

Net premiums written	$269	$285	$352	$225	$283

Net premiums earned	$288	$267	$255	$263	$295

Losses and loss expenses	(141)	(173)	(185)	(144)	(195)
Acquisition costs	(62)	(63)	(51)	(61)	(73)

Technical result	$85	$31	$19	$58	$27

Loss ratio (2)	49.1%	64.9%	72.5%	54.6%	66.1%
Acquisition ratio (3)	21.5	23.5	19.9	23.4	24.8

Technical ratio (4)	70.6%	88.4%	92.4%	78.0%	90.9%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	18%	15%	12%	26%	17%
Credit/Surety	17	15	18	17	15
Energy	8	9	6	5	9
Engineering	17	16	13	19	26
Marine	17	21	15	15	12
Specialty casualty	6	13	17	7	9
Specialty property	4	7	12	6	6
Other	13	4	7	5	6

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of ($8.5) million and ($12.0) million, respectively, compared to the three months ended September 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the nine months ended		For the year ended
	September 30, 2010 (A)	September 30, 2009	December 31, 2009	December 31, 2008

Net premiums written	$906	$846	$1,071	$1,150

Net premiums earned	$810	$774	$1,037	$1,046

Losses and loss expenses	(499)	(504)	(648)	(721)
Acquisition costs	(176)	(183)	(245)	(281)

Technical result	$135	$87	$144	$44

Loss ratio (2)	61.6%	65.1%	62.5%	69.0%
Acquisition ratio (3)	21.7	23.7	23.6	26.8

Technical ratio (4)	83.3%	88.8%	86.1%	95.8%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	15%	14%	16%	16%
Credit/Surety	17	14	15	20
Energy	8	10	9	7
Engineering	15	19	19	19
Marine	18	15	15	13
Specialty casualty	12	13	12	13
Specialty property	10	9	8	8
Other	5	6	6	4

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $20.5 million and $9.2 million, respectively, compared to the nine months ended September 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended
	September 30, 2010 (A)	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009

Net premiums written	$84	$125	$246	$12	$47

Net premiums earned	$174	$62	$92	$115	$159

Losses and loss expenses	(58)	19	(124)	(3)	(9)
Acquisition costs	(13)	(5)	(7)	(9)	(12)

Technical result	$103	$76	$(39)	$103	$138

Loss ratio (2)	33.5%	(30.4)%	134.9%	3.1%	5.6%
Acquisition ratio (3)	7.5	8.1	8.0	7.6	7.4

Technical ratio (4)	41.0%	(22.3)%	142.9%	10.7%	13.0%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $0.9 million and ($0.1) million, respectively, compared to the three months ended September 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the nine months ended		For the year ended
	September 30, 2010 (A)	September 30, 2009	December 31, 2009	December 31, 2008

Net premiums written	$455	$376	$388	$413

Net premiums earned	$328	$290	$405	$403

Losses and loss expenses	(163)	2	(1)	(144)
Acquisition costs	(25)	(23)	(32)	(37)

Technical result	$140	$269	$372	$222

Loss ratio (2)	49.9%	(0.8)%	0.3%	35.8%
Acquisition ratio (3)	7.7	8.1	8.0	9.2

Technical ratio (4)	57.6%	7.3%	8.3%	45.0%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $17.6 million and $8.5 million, respectively, compared to the nine months ended September 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Paris Re sub-segment

					For the
					nine months
	For the three months ended			For the period	ended
	September 30,	June 30,	March 31,	from October 2, 2009	September 30,
	2010	2010	2010	to December 31, 2009	2010

Net premiums written	$60	$217	$377	$178	$654

Net premiums earned	$242	$244	$243	$312	$730

Losses and loss expenses	(154)	(175)	(229)	(208)	(559)
Acquisition costs	(35)	(46)	(39)	(46)	(121)

Technical result	$53	$23	$(25)	$58	$50

Loss ratio (2)	63.6%	71.8%	94.4%	66.7%	76.6%
Acquisition ratio (3)	14.7	18.9	15.8	14.7	16.5

Technical ratio (4)	78.3%	90.7%	110.2%	81.4%	93.1%

Distribution of Net Premiums Written by Major Lines of Business:
Catastrophe	4%	31%	30%	5%	28%
Property	25	12	12	17	13
Specialty property	1	10	1	11	4
Agriculture	12	8	6	6	7
Motor	18	7	15	14	12
Marine	10	6	11	11	9
Credit/Surety	7	6	4	15	5
Energy	7	5	2	6	4
Specialty casualty	4	4	14	2	10
Other	12	11	5	13	8

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended
	September 30, 2010 (A)	June 30, 2010 (A)	March 31, 2010	December 31, 2009	September 30, 2009

Net premiums written	$183	$167	$183	$157	$157

Net premiums earned	$184	$173	$165	$164	$160

Life policy benefits	(147)	(169)	(132)	(127)	(115)
Acquisition costs	(33)	(25)	(23)	(30)	(28)

Technical result	$4	$(21)	$10	$7	$17

Other income	—	1	—	—	—
Other operating expenses	(11)	(13)	(14)	(13)	(13)

Underwriting result	$(7)	$(33)	$(4)	$(6)	$4

Net investment income	17	20	16	16	16

Allocated underwriting result (1)	$10	$(13)	$12	$10	$20

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	67%	79%	80%	76%	79%
Longevity	30	18	17	20	17
Health	3	3	3	4	4

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of ($9.9) million and ($10.4) million, respectively, compared to the three months ended September 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the nine months ended		For the year ended
	September 30, 2010 (A)	September 30, 2009	December 31, 2009	December 31, 2008

Net premiums written	$533	$433	$591	$579

Net premiums earned	$521	$423	$587	$576

Life policy benefits	(447)	(313)	(440)	(463)
Acquisition costs	(82)	(83)	(113)	(120)

Technical result	$(8)	$27	$34	$(7)

Other income	2	2	2	—
Other operating expenses	(38)	(34)	(47)	(43)

Underwriting result	$(44)	$(5)	$(11)	$(50)

Net investment income	54	46	62	67

Allocated underwriting result (1)	$10	$41	$51	$17

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	75%	82%	80%	86%
Longevity	22	14	16	11
Health	3	4	4	3

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $10.8 million and $8.7 million, respectively, compared to the nine months ended September 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009

Technical result	$—	$1	$—	$2	$4

Other income (loss)	1	(1)	—	2	3
Corporate expenses - acquisition related	(6)	(2)	(3)	(18)	(8)
Corporate expenses - voluntary termination plan	1	(34)	(1)	—	—
Corporate expenses (1)	(17)	(26)	(28)	(28)	(17)
Other operating expenses	(4)	(3)	(4)	(5)	(3)

Net investment income	147	154	157	166	129

Net realized and unrealized investment gains	293	46	146	25	330
Interest expense	(12)	(13)	(7)	(7)	(6)
Amortization of intangible assets	(10)	(8)	(5)	6	—
Net foreign exchange (losses) gains	(27)	11	4	4	(1)
Income tax expense	(72)	(17)	(27)	(52)	(93)
Interest in earnings of equity investments	1	1	2	14	2

(1)	The Company’s corporate expenses for the three months ended September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009 include $Nil, $7 million, $6 million and $9 million, respectively, of corporate expenses related to Paris Re.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the nine months ended		For the year ended
	September 30, 2010	September 30, 2009	December 31, 2009 (A)	December 31, 2008

Technical result	$2	$8	$10	$1

Other income	—	5	7	6
Corporate expenses - acquisition related	(10)	—	(36)	—
Corporate expenses - voluntary termination plan	(34)	—	—	—
Corporate expenses (1)	(72)	(70)	(81)	(75)
Other operating expenses	(11)	(10)	(14)	(16)

Net investment income	458	368	534	506

Net realized and unrealized investment gains (losses)	485	567	591	(531)
Net realized gain on purchase of capital efficient notes	—	89	89	—
Interest expense	(32)	(22)	(28)	(51)
Amortization of intangible assets	(23)	—	6	—
Net foreign exchange (losses) gains	(12)	(6)	(1)	6
Income tax expense	(118)	(210)	(262)	(10)
Interest in earnings (losses) of equity investments	5	1	16	(5)

(1)	The Company’s corporate expenses for the nine months ended September 30, 2010 and the year ended December 31, 2009 include $13 million and $9 million, respectively, of corporate expenses related to Paris Re.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	8%	10%	11%	12%
Property	18	16	19	14	18
Motor	6	5	8	8	6
Multiline and other	1	4	2	1	2
Specialty
Agriculture	5	2	4	11	9
Aviation/Space	5	5	3	7	5
Catastrophe	9	17	20	2	5
Credit/Surety	6	6	5	8	6
Energy	3	3	2	3	3
Engineering	5	4	3	5	8
Marine	5	7	5	6	4
Specialty casualty	2	4	6	2	3
Specialty property	3	4	3	4	2
Life	19	15	10	18	17

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
North America	39%	36%	36%	39%	42%
Europe	38	36	48	41	36
Latin America, Caribbean and Africa	13	12	8	12	15
Asia, Australia and New Zealand	10	16	8	8	7

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	73%	76%	74%	70%	73%
Direct	27	24	26	30	27

	100%	100%	100%	100%	100%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2010	September 30, 2009	December 31, 2009 (A)	December 31, 2008

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	10%	13%	12%	15%
Property	18	18	17	16
Motor	7	6	6	6
Multiline and other	2	3	2	3
Specialty
Agriculture	4	7	8	7
Aviation/Space	4	4	5	5
Catastrophe	16	12	10	10
Credit/Surety	6	5	6	7
Energy	2	3	3	2
Engineering	4	5	5	5
Marine	6	4	5	4
Specialty casualty	4	4	3	4
Specialty property	3	2	3	2
Life	14	14	15	14

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	42%	40%	41%	46%
North America	37	42	41	41
Asia, Australia and New Zealand	11	8	8	5
Latin America, Caribbean and Africa	10	10	10	8

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	74%	72%	72%	71%
Direct	26	28	28	29

	100%	100%	100%	100%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

		For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

U.S.
Non-Proportional	27%	31%	42%	12%	26%
Proportional	73	69	58	88	74

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	20%	11%	36%	5%	22%
Proportional	80	89	64	95	78

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	12%	23%	25%	9%	13%
Proportional	88	77	75	91	87

Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	99%	97%	99%	92%	98%
Proportional	1	3	1	8	2

Total	100%	100%	100%	100%	100%

Paris Re
Non-Proportional	16%	51%	71%	48%	n/a %
Proportional	84	49	29	52	n/a

Total	100%	100%	100%	100%	n/a %

Non-life total
Non-Proportional	28%	39%	53%	20%	25%
Proportional	72	61	47	80	75

Total	100%	100%	100%	100%	100%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2010	September 30, 2009	December 31, 2009 (A)	December 31, 2008

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

U.S.
Non-Proportional	34%	33%	29%	32%
Proportional	66	67	71	68

Total	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	27%	27%	24%	24%
Proportional	73	73	76	76

Total	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	21%	19%	17%	15%
Proportional	79	81	83	85

Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	98%	98%	97%
Proportional	2	2	2	3

Total	100%	100%	100%	100%

Paris Re
Non-Proportional	60%	n/a %	46%	n/a %
Proportional	40	n/a	54	n/a

Total	100%	n/a %	100%	n/a %

Non-life total
Non-Proportional	43%	37	33%	32%
Proportional	57	63	67	68

Total	100%	100%	100%	100%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
n/a -	not applicable

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	September 30, 2010 (1) (B)			June 30, 2010 (1) (B)			March 31, 2010 (1) (B)			December 31, 2009 (1) (A) (B)			September 30, 2009 (1)			December 31, 2008 (1)			December 31, 2007

Investments:
Fixed maturities
U.S. government	$718		5%	$690		4%	$709		5%	$803		5%	$630		5%	$836		7%	$1,217		11%
Government Sponsored Entities (GSEs)	352		2	399		3	416		3	453		3	72		1	95		1	328		3
U.S. municipalities	28		—	26		—	26		—	14		—	4		—	—		—	—		—
Non-U.S. sovereign government, supranational and government related	2,980		20	2,641		18	2,918		19	3,059		20	3,039		25	2,824		26	2,821		26
Corporates	6,617		44	6,787		46	6,851		45	6,631		43	4,502		37	3,413		31	2,861		26
Mortgage/asset-backed securities	3,075		20	3,014		20	3,170		21	3,183		21	3,005		24	3,014		28	2,272		21

Total fixed maturities	13,770		91	13,557		91	14,090		93	14,143		92	11,252		92	10,182		93	9,499		87
Short-term investments	89		—	107		1	72		—	137		1	49		—	117		1	97		1
Equities	1,027		7	886		6	879		6	796		5	865		7	513		5	872		8
Trading securities	—		—	—		—	—		—	—		—	—		—	—		—	399		4
Other invested assets	296		2	246		2	188		1	226		2	120		1	74		1	50		—

Total investments	$15,182		100%	$14,796		100%	$15,229		100%	$15,302		100%	$12,286		100%	$10,886		100%	$10,917		100%

Cash and cash equivalents	$1,438			$1,085			$1,319			$738			$772			$838			$655
Total investments and cash	16,620			15,881			16,548			16,040			13,058			11,724			11,572

Maturity distribution:
One year or less	$1,046		8%	$1,262		9%	$1,142		8%	$869		6%	$526		5%	$545		5%	$730		7%
More than one year through five years	5,549		40	5,499		40	5,916		42	6,346		45	4,402		39	3,649		35	3,444		36
More than five years through ten years	3,624		26	3,346		25	3,391		24	3,343		23	2,964		26	2,730		27	2,764		29
More than ten years	565		4	543		4	543		4	539		4	404		3	361		4	386		4

Subtotal	10,784		78	10,650		78	10,992		78	11,097		78	8,296		73	7,285		71	7,324		76
Mortgage/asset-backed securities	3,075		22	3,014		22	3,170		22	3,183		22	3,005		27	3,014		29	2,272		24

Total	$13,859		100%	$13,664		100%	$14,162		100%	$14,280		100%	$11,301		100%	$10,299		100%	$9,596		100%

Credit quality by market value:
AAA	51%			50%			51%			50%			51%			62%			65%
AA	9			9			10			10			7			5			7
A	23			24			23			24			26			19			12
BBB	11			11			11			12			12			11			12
Below Investment Grade/Unrated	6			6			5			4			4			3			4

	100%			100%			100%			100%			100%			100%			100%

Expected average duration	3.1	Yrs		3.1	Yrs		3.1	Yrs		3.1	Yrs		3.0	Yrs		3.1	Yrs		3.9	Yrs
Average yield to maturity at market	2.6%			2.9%			3.2%			3.6%			3.6%			5.2%			4.7%
Average credit quality	AA			AA			AA			AA			AA			AA			AA

(1)	Effective January 1, 2008, the Company reclassified its fixed maturities, short-term investments and equities from available-for-sale securities to trading securities.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
(B)	Paris Re’s Funds Held - Directly Managed Portfolio is described separately in the following pages and is not reflected here.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

		September 30, 2010
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,863,670	28.2%	11.2%	1.1%
Consumer noncyclical	840,830	12.7	5.1	0.2
Government guaranteed corporate debt	622,372	9.4	3.7	0.8
Communications	586,245	8.8	3.5	0.5
Utilities	482,761	7.3	2.9	0.1
Catastrophe bonds	461,790	7.0	2.8	0.3
Industrials	385,639	5.8	2.3	0.1
Energy	368,108	5.6	2.2	0.2
Consumer cyclical	279,138	4.2	1.7	0.2
Insurance	256,418	3.9	1.5	0.3
Materials	169,855	2.6	1.0	0.1
Technology	133,654	2.0	0.8	0.1
Life - Insurance Linked Securities	79,060	1.2	0.5	0.3
Real estate investment trusts	76,811	1.2	0.5	0.1
Diversified	10,286	0.1	0.1	—

Total Corporate bonds	$6,616,637	100.0%	39.8%

Finance sector - Corporate bonds
Banks	$764,906	11.6%	4.6%
Investment banking and brokerage	490,429	7.4	2.9
Financial services	283,535	4.3	1.7
Commercial and consumer finance	248,790	3.8	1.5
Other	76,010	1.1	0.5

Total finance sector - Corporate bonds	$1,863,670	28.2%	11.2%

	AAA	AA	A	BBB	Non- Investment Grade	Total
Credit quality of finance sector - Corporate bonds
Banks	$62,168	$247,275	$399,642	$50,915	$4,906	$764,906
Investment banking and brokerage	15,933	—	466,141	8,355	—	490,429
Financial services	44,090	154,536	66,713	18,196	—	283,535
Commercial and consumer finance	—	—	172,573	74,563	1,654	248,790
Other	2,660	16,958	36,378	14,664	5,350	76,010

Total finance sector - Corporate bonds	$124,851	$418,769	$1,141,447	$166,693	$11,910	$1,863,670

% of total	6.7%	22.5%	61.3%	8.9%	0.6%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 21.0% of the Company’s total corporate bonds. The single largest issuer accounts for 2.9% of the Company’s total corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

		September 30, 2010
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$192,085	20.6%	1.2%	0.1%
Technology	112,288	12.0	0.7	0.1
Finance	107,662	11.5	0.6	0.1
Communications	107,024	11.5	0.6	0.1
Energy	105,804	11.3	0.6	0.2
Industrials	95,402	10.2	0.6	0.1
Consumer cyclical	78,023	8.4	0.5	0.1
Insurance	49,461	5.3	0.3	0.1
Materials	39,572	4.2	0.2	—
Utilities	33,115	3.5	0.2	—
Real estate investment trusts	11,214	1.2	0.1	—
Diversified	2,322	0.3	—	—

Total equities	$933,972	100.0%	5.6%

Mutual funds and exchange traded funds (ETFs)
Funds and ETFs holding equities	53,111		0.3
Funds holding fixed income securities	40,255		0.3

Total equities	$1,027,338		6.2%

Concentration of investment risk

The single largest fund is a S&P 500 SPDR index fund, which accounts for 2.2% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 16.8% of the Company’s total equities and the single largest issuer accounts for 2.7% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at September 30, 2010
	GNMA	GSEs	AAA	AA	A	BBB	Non- Investment Grade	Total
U.S. Asset-Backed Securities	$—	$4,185	$170,817	$4,465	$58,485	$26,696	$282,935	$547,583
U.S. Collaterized Mortgage Obligations	12,554	34,555	35,785	1	—	1,843	9,244	93,982
U.S. Mortgage Backed Securities (MBS)	330,463	1,696,235	—	—	—	—	—	2,026,698
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	315	—	18,495	—	554	19,364
U.S. MBS Interest Only	—	7,825	—	—	—	—	—	7,825

Subtotal U.S. mortgage/asset-backed securities	$343,017	$1,742,800	$206,917	$4,466	$76,980	$28,539	$292,733	$2,695,452

Non-U.S. Asset-Backed Securities	$—	$—	$96,810	$5,483	$—	$—	$—	$102,293
Non-U.S. Collaterized Mortgage Obligations	—	—	250,990	13,364	—	3,958	837	269,149
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	8,237	—	—	—	—	8,237

Subtotal Non-U.S. mortgage/asset-backed securities	$—	$—	$356,037	$18,847	$—	$3,958	$837	$379,679

Total mortgage/asset-backed securities	$343,017	$1,742,800	$562,954	$23,313	$76,980	$32,497	$293,570	$3,075,131

Corporate Securities	—	352,090	—	—	—	—	—	352,090

Total	$343,017	$2,094,890	$562,954	$23,313	$76,980	$32,497	$293,570	$3,427,221

% of total	10.0%	61.1%	16.4%	0.7%	2.2%	1.0%	8.6%	100.0%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	September 30, 2010
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$142,392	$—	$142,392	$—	$142,392
Principal Finance - Derivative Exposure Assumed	—	(13,408)	(13,408)	200,626	187,218
Insurance-Linked Securities	—	(2,159)	(2,159)	118,213	116,054
Strategic Investments	161,628	—	161,628	—	161,628

Total other invested assets - Private Markets Exposure Assumed	304,020	(15,567)	288,453	318,839	607,292

Other Credit Derivatives - Exposure Assumed	—	497	497	5,000	5,497
Other Credit Derivatives - Protection Purchased	—	(1,741)	(1,741)	(134,110)	(135,851)

Other (2)	10,698	(1,802)	8,896

Total other invested assets	$314,718	$(18,613)	$296,105

(1)	The total net exposures originated in Private Markets are $1,620 million. In addition to the net exposures listed above of $607 million, the Company has the following other net exposures originated in Private Markets:

•	Principal Finance: $368 million of assets listed under Investments - Fixed Maturities and $5 million listed under Investment - Equities for a total exposure of $703 million.

•

Insurance-Linked Securities: $562 million of bonds listed under Investments - Fixed Maturities and Short-term and $63 million of limits on transactions that use reinsurance accounting for a total exposure of $741 million.

•

Strategic Investments: $12 million of assets listed under Investments - Fixed Maturities, ($1) million of futures included in Other within Other Invested Assets and $3 million of assets listed under Cash and Other Assets for a total exposure of $176 million.

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	September 30, 2010			June 30, 2010			March 31, 2010			December 31, 2009

Investments:
Fixed maturities
U.S. government	$100		6%	$98		6%	$110		6%	$119		6%
Government Sponsored Entities (GSEs)	202		11	215		13	221		12	180		10
U.S. municipalities	—		—	—		—	—		—	1		—
Non-U.S. sovereign government, supranational and government related	438		25	440		26	481		27	548		30
Corporates	929		54	864		51	932		51	900		49
Mortgage/asset-backed securities	12		1	13		1	13		1	18		1

Total fixed maturities	1,681		97	1,630		97	1,757		97	1,766		96
Short-term investments	18		1	29		2	23		1	28		2
Other invested assets	31		2	27		1	32		2	39		2

Total investments	$1,730		100%	$1,686		100%	$1,812		100%	$1,833		100%

Cash and cash equivalents	46			51			25			146
Total investments and cash	$1,776			$1,737			$1,837			$1,979

Accrued investment income	26			22			28			25
Other funds held assets/liabilities	117			116			117			121

Total funds held - directly managed	$1,919			$1,875			$1,982			$2,125

Maturity distribution:
One year or less	$298		17%	$334		20%	$366		21%	$360		20%
More than one year through five years	910		54	833		50	899		50	903		50
More than five years through ten years	427		25	422		26	421		24	423		24
More than ten years	52		3	57		3	81		4	90		5

Subtotal	1,687		99	1,646		99	1,767		99	1,776		99
Mortgage/asset-backed securities	12		1	13		1	13		1	18		1

Total	$1,699		100%	$1,659		100%	$1,780		100%	$1,794		100%

Credit quality by market value:
AAA	41%			43%			42%			38%
AA	27			26			27			26
A	27			26			26			29
BBB	4			4			4			5
Below Investment Grade/Unrated	1			1			1			2

	100%			100%			100%			100%

Expected average duration	3.2	Yrs		3.2	Yrs		3.2	Yrs		3.0	Yrs
Average yield to maturity at market	2.1%			2.3%			2.5%			2.6%
Average credit quality	AA			AA			AA			AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		September 30, 2010
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and Cash	Largest Single Issuer as a Percentage of Funds Held - Directly Managed Investments and Cash
Distribution by sector - Corporate bonds
Finance	$424,431	45.7%	23.9%	1.3%
Consumer noncyclical	131,042	14.1	7.4	0.9
Government guaranteed corporate debt	91,764	9.9	5.2	1.9
Utilities	70,876	7.6	4.0	0.4
Energy	70,609	7.6	4.0	1.2
Communications	47,196	5.1	2.7	0.5
Materials	32,937	3.5	1.8	0.4
Industrials	20,316	2.2	1.1	0.4
Consumer cyclical	20,067	2.2	1.1	0.6
Technology	11,210	1.2	0.6	0.3
Real estate investment trusts	4,557	0.5	0.3	0.3
Insurance	2,368	0.2	0.1	0.1
Diversified	1,673	0.2	0.1	0.1

Total Corporate bonds	$929,046	100.0%	52.3%

Finance sector - Corporate bonds
Banks	$239,444	25.8%	13.5%
Commercial and consumer finance	57,748	6.2	3.2
Investment banking and brokerage	52,862	5.7	3.0
Financial Services	47,575	5.1	2.7
Other	26,802	2.9	1.5

Total finance sector - Corporate bonds	$424,431	45.7%	23.9%

	AAA	AA	A	BBB	Non- Investment Grade	Total
Credit quality of finance sector - Corporate bonds
Banks	$65,656	$114,673	$59,115	$—	$—	$239,444
Commercial and consumer finance	13,727	14,247	24,266	5,508	—	57,748
Investment banking and brokerage	32,520	—	20,342	—	—	52,862
Financial services	9,411	24,873	11,179	—	2,112	47,575
Other	21,325	—	5,477	—	—	26,802

Total finance sector - Corporate bonds	$142,639	$153,793	$120,379	$5,508	$2,112	$424,431

% of total	33.6%	36.2%	28.4%	1.3%	0.5%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 22.9% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 5.3% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009

Fixed maturities	$142,056	$147,871	$153,607	$159,436	$138,741
Short-term investments, cash and cash equivalents	1,589	1,005	3,589	5,916	2,694
Equities	6,097	5,697	3,559	3,825	3,408
Funds held and other	11,971	15,506	10,782	8,427	8,988
Funds held - directly managed	11,463	14,565	12,151	17,766	n/a
Investment expenses	(8,774)	(10,190)	(10,566)	(13,370)	(8,481)

Net investment income (2)	$164,402	$174,454	$173,122	$182,000	$145,350

Net realized investment gains on fixed maturities and short-term investments	$56,290	$34,622	$16,082	$41,693	$35,224
Net realized investment gains on equities (1)	14,592	10,445	12,756	46,617	11,292
Net realized (losses) gains on other invested assets	(34,738)	(29,285)	1,714	(57,675)	(10,057)
Change in net unrealized gains (losses) on other invested assets	5,392	(24,784)	(22,958)	67,425	(26,906)
Change in net unrealized investment gains (losses) on fixed maturities subject to the fair value option	134,467	165,665	99,097	(60,750)	243,234
Change in net unrealized investment gains (losses) on short-term investments subject to the fair value option	324	7	(2,425)	3,489	(898)
Change in net unrealized investment gains (losses) on equities subject to the fair value option (1)	79,650	(126,610)	25,412	(13,147)	74,384
Net other realized and unrealized investment gains (losses)	10,852	(4,492)	6,978	(889)	3,953
Net realized and unrealized investment gains (losses) on funds held - directly managed	26,335	20,478	8,818	(1,700)	n/a

Net realized and unrealized investment gains	$293,164	$46,046	$145,474	$25,063	$330,226

(1)	Net realized investment gains on equities include $18,275 for the three months ended December 31, 2009 related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition. Change in net unrealized investment gains (losses) on equities subject to the fair value option includes a loss and gain of $18,246 for the three months ended December 31, 2009 and September 30, 2009, respectively, related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition.
(2)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended September 30, 2010, net investment income includes foreign exchange impacts of ($2.4) million compared to the three months ended September 30, 2009.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a -	not applicable

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2010	September 30, 2009	December 31, 2009 (A)	December 31, 2008

Fixed maturities	$443,534	$399,894	$559,330	$514,751
Short-term investments, cash and cash equivalents	6,183	5,883	11,799	18,884
Equities	15,353	10,037	13,861	29,415
Funds held and other	38,259	24,366	32,793	37,261
Funds held - directly managed	38,179	n/a	17,766	n/a
Investment expenses	(29,530)	(26,109)	(39,478)	(27,347)

Net investment income (3)	$511,978	$414,071	$596,071	$572,964

Net realized investment gains (losses) on fixed maturities and short-term investments (1)	$106,994	$63,556	$105,249	$(16,076)
Net realized investment gains (losses) on equities (2)	37,793	(91,876)	(45,258)	(230,481)
Net realized (losses) gains on other invested assets	(62,310)	22,249	(35,426)	358
Change in net unrealized (losses) gains on other invested assets	(42,350)	(9,228)	58,196	3,212
Change in net unrealized investment gains (losses) on fixed maturities subject to the fair value option	399,229	381,683	320,934	(150,860)
Change in net unrealized investment (losses) gains on short-term investments subject to the fair value option	(2,093)	(1,479)	2,010	551
Change in net unrealized investment (losses) gains on equities subject to the fair value option (2)	(21,549)	199,072	185,925	(144,634)
Net other realized and unrealized investment gains	13,338	2,666	1,777	6,570
Net realized and unrealized investment gains (losses) on funds held - directly managed	55,631	n/a	(1,700)	n/a

Net realized and unrealized investment gains (losses)	$484,683	$566,643	$591,707	$(531,360)

(1)	Net realized investment gains (losses) on fixed maturities and short-term investments includes a $95.1 million write-down of defaulted securities for the year ended December 31, 2008.
(2)	Net realized investment gains (losses) on equities include $18,275 for the year ended December 31, 2009 related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition. Change in net unrealized investment (losses) gains on equities subject to the fair value option includes a loss and gain of $18,246 for the year ended December 31, 2009, related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition.
(3)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the nine months ended September, 2010, net investment income includes foreign exchange impacts of $5.2 million compared to the nine months ended September 30, 2009.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a -	not applicable

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended			For the	For the period
	September 30, 2010	June 30, 2010	March 31, 2010	nine months ended September 30, 2010	from October 2, 2009 to December 31, 2009

Fixed maturities	$11,477	$12,281	$11,343	$35,101	$10,956
Short-term investments, cash and cash equivalents	84	581	923	1,588	287
Other	666	2,134	223	3,023	6,934
Investment expenses	(764)	(431)	(338)	(1,533)	(411)

Net investment income	$11,463	$14,565	$12,151	$38,179	$17,766

Net realized investment gains (losses) on fixed maturities and short-term investments	$1,575	$(1,357)	$(694)	$(476)	$(2,200)
Net realized investment gains of equities	78	—	5	83	—
Change in net unrealized investment gains on fixed maturities and short-term investments	24,118	19,988	11,278	55,384	1,920
Change in net unrealized investment gains (losses) on equities	64	—	(99)	(35)	(35)
Net other realized and unrealized investment gains (losses)	500	1,847	(1,672)	675	(1,385)

Net realized and unrealized investment gains (losses) on funds held - directly managed	$26,335	$20,478	$8,818	$55,631	$(1,700)

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

		As at and for the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,342,589	$10,930,486	$10,811,483	$7,558,318	$7,396,600
Reinsurance recoverable at beginning of period	(356,883)	(345,464)	(336,352)	(123,960)	(126,020)

Net liability at beginning of period	9,985,706	10,585,022	10,475,131	7,434,358	7,270,580

Net liability acquired related to the acquisition of Paris Re	—	—	—	3,176,255	—

Net incurred losses related to:
Current year	738,758	656,861	973,733	737,152	581,607
Prior years	(136,444)	(120,680)	(92,830)	(120,531)	(122,786)

	602,314	536,181	880,903	616,621	458,821

Change in reserve agreement (1)	(34,803)	(35,247)	9,480	(32,027)	n/a

Net losses paid	(630,910)	(761,549)	(565,229)	(680,618)	(426,582)

Effects of foreign exchange rate changes	431,168	(338,701)	(215,263)	(39,458)	131,539

Net liability at end of period	10,353,475	9,985,706	10,585,022	10,475,131	7,434,358
Reinsurance recoverable at end of period	352,087	356,883	345,464	336,352	123,960

Gross liability at end of period	$10,705,562	$10,342,589	$10,930,486	$10,811,483	$7,558,318

Breakdown of gross liability at end of period:
Case reserves	$4,667,556	$4,371,226	$4,616,968	$4,817,765	$3,293,042
Additional case reserves	331,446	325,670	241,919	274,360	270,565
Incurred but not reported reserves	5,706,560	5,645,693	6,071,599	5,719,358	3,994,711

Gross liability at end of period	$10,705,562	$10,342,589	$10,930,486	$10,811,483	$7,558,318

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,655,837	$2,717,579	$2,819,425	$2,793,947	$2,754,789
Global (Non-U.S.) P&C	2,268,151	2,053,305	2,241,632	2,230,575	2,290,796
Global (Non-U.S.) Specialty	2,225,650	2,093,607	2,170,448	2,198,621	2,261,162
Catastrophe	329,067	295,056	338,119	230,791	251,571
Paris Re	3,226,857	3,183,042	3,360,862	3,357,549	n/a

Gross liability at end of period	$10,705,562	$10,342,589	$10,930,486	$10,811,483	$7,558,318

Unrecognized time value of non-life reserves	$778,529	$860,178	$1,133,396	$1,190,323	$853,155

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	104.7%	142.0%	64.2%	110.4%	93.0%
Non-life paid losses to net premiums earned ratio	55.8%	81.8%	57.1%	58.0%	45.9%

(1)	The change in the reserve agreement is due to (favorable) unfavorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
n/a -	not applicable

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30, 2010	September 30, 2009	December 31, 2009 (A)	December 31, 2008

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$10,811,483	$7,510,666	$7,510,666	$7,231,436
Reinsurance recoverable at beginning of period	(336,352)	(125,215)	(125,215)	(132,479)

Net liability at beginning of period	10,475,131	7,385,451	7,385,451	7,098,957
Net liability acquired related to the acquisition of Paris Re	—	—	3,176,255	—

Net incurred losses related to:
Current year	2,369,352	1,603,616	2,340,768	2,564,174
Prior years	(349,954)	(365,278)	(485,809)	(417,936)

	2,019,398	1,238,338	1,854,959	2,146,238
Change in reserve agreement (1)	(60,570)	n/a	(32,027)	n/a
Net losses paid	(1,957,688)	(1,363,260)	(2,043,878)	(1,580,819)
Effects of foreign exchange rate changes	(122,796)	173,829	134,371	(278,925)

Net liability at end of period	10,353,475	7,434,358	10,475,131	7,385,451
Reinsurance recoverable at end of period	352,087	123,960	336,352	125,215

Gross liability at end of period	$10,705,562	$7,558,318	$10,811,483	$7,510,666

Breakdown of gross liability at end of period:
Case reserves	$4,667,556	$3,293,042	$4,817,765	$3,107,780
Additional case reserves	331,446	270,565	274,360	311,408
Incurred but not reported reserves	5,706,560	3,994,711	5,719,358	4,091,478

Gross liability at end of period	$10,705,562	$7,558,318	$10,811,483	$7,510,666

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,655,837	$2,754,789	$2,793,947	$2,807,091
Global (Non-U.S.) P&C	2,268,151	2,290,796	2,230,575	2,291,856
Global (Non-U.S.) Specialty	2,225,650	2,261,162	2,198,621	2,082,290
Catastrophe	329,067	251,571	230,791	329,429
Paris Re	3,226,857	n/a	3,357,549	n/a

Gross liability at end of period	$10,705,562	$7,558,318	$10,811,483	$7,510,666

Unrecognized time value of non-life reserves	$778,529	$853,155	$1,190,323	$732,982
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	96.9%	110.1%	110.2%	73.7%
Non-life paid losses to net premiums earned ratio	64.2%	57.8%	57.9%	47.2%

(1)	The change in the reserve agreement is due to (favorable) unfavorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
n/a -	not applicable

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

		As at and for the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,566,899	$1,613,662	$1,615,193	$1,580,380	$1,546,779
Reinsurance recoverable at beginning of period	(13,597)	(15,844)	(20,465)	(21,615)	(22,090)

Net liability at beginning of period	1,553,302	1,597,818	1,594,728	1,558,765	1,524,689

Net incurred losses related to:
Current year	142,599	139,989	142,561	131,482	129,161
Prior years	3,966	28,461	(11,127)	(4,831)	(13,754)

	146,565	168,450	131,434	126,651	115,407

Net losses paid	(91,329)	(139,295)	(56,021)	(80,316)	(97,087)

Effects of foreign exchange rate changes	112,338	(73,671)	(72,323)	(10,372)	15,756

Net liability at end of period	1,720,876	1,553,302	1,597,818	1,594,728	1,558,765
Reinsurance recoverable at end of period	15,054	13,597	15,844	20,465	21,615

Gross liability at end of period	$1,735,930	$1,566,899	$1,613,662	$1,615,193	$1,580,380

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30, 2010	September 30, 2009	December 31, 2009	December 31, 2008

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,615,193	$1,432,015	$1,432,015	$1,541,687
Reinsurance recoverable at beginning of period	(20,465)	(24,102)	(24,102)	(43,098)

Net liability at beginning of period	1,594,728	1,407,913	1,407,913	1,498,589

Net incurred losses related to:
Current year	425,148	324,289	455,770	438,655
Prior years	21,300	(10,602)	(15,433)	24,327

	446,448	313,687	440,337	462,982

Net losses paid	(286,645)	(242,772)	(323,088)	(352,438)

Effects of foreign exchange rate changes	(33,655)	79,937	69,566	(201,220)

Net liability at end of period	1,720,876	1,558,765	1,594,728	1,407,913
Reinsurance recoverable at end of period	15,054	21,615	20,465	24,102

Gross liability at end of period	$1,735,930	$1,580,380	$1,615,193	$1,432,015

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	September 30, 2010	June 30, 2010		March 31, 2010	December 31, 2009 (A)	September 30, 2009

Prior year net favorable (adverse) reserve development:

Non-life segment:
U.S.	$58,262	$46,937		$21,869	$47,758	$42,662
Global (Non-U.S.) P&C	13,645	17,047		34,267	20,019	46,520
Global (Non-U.S.) Specialty	61,443	38,973		33,708	41,433	18,386
Catastrophe	(13,009)	7,949		1,531	11,321	15,218
Paris Re	16,103	9,774		1,455	—	n/a

Total Non-life net prior year reserve development	$136,444	$120,680		$92,830	$120,531	$122,786

Non-life segment:
Net prior year reserve development due to changes in premiums	$(8,868)	$(113	) $	(5,998)	$(6,266)	$(11,318)
Net prior year reserve development due to all other factors (2)	145,312	120,793		98,828	126,797	134,104

Total Non-life net prior year reserve development	$136,444	$120,680		$92,830	$120,531	$122,786

Life segment:
Net prior year reserve development due to GMDB (1)	$(556)	$(8,677)		$10,191	$4,021	$14,267
Net prior year reserve development due to all other factors (2)	(3,410)	(19,784)		936	810	(513)

Total Life net prior year reserve development	$(3,966)	$(28,461)		$11,127	$4,831	$13,754

	For the nine months ended		For the year ended
	September 30, 2010	September 30, 2009	December 31, 2009 (A)	December 31, 2008

Prior year net favorable (adverse) reserve development:

Non-life segment:
U.S.	$127,068	$119,816	$167,573	$91,801
Global (Non-U.S.) P&C	64,959	133,678	153,697	166,034
Global (Non-U.S.) Specialty	134,124	73,955	115,389	81,839
Catastrophe	(3,528)	37,829	49,150	78,262
Paris Re	27,331	n/a	—	n/a

Total Non-life net prior year reserve development	$349,954	$365,278	$485,809	$417,936

Non-life segment:
Net prior year reserve development due to changes in premiums	$(14,978)	$15,191	$8,925	$(7,460)
Net prior year reserve development due to all other factors (2)	364,932	350,087	476,884	425,396

Total Non-life net prior year reserve development	$349,954	$365,278	$485,809	$417,936

Life segment:
Net prior year reserve development due to GMDB (1)	$958	$12,467	$16,488	$(33,099)
Net prior year reserve development due to all other factors (2)	(22,258)	(1,865)	(1,055)	8,772

Total Life net prior year reserve development	$(21,300)	$10,602	$15,433	$(24,327)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatilty in certain referenced global equity markets. At September 30, 2010, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.4 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.7 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
n/a -	not applicable

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	September 30, 2010 (2)	June 30, 2010 (2)	March 31, 2010 (2)		December 31, 2009 (A)(B) (2)	September 30, 2009

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity (1) calculated with net income available to common shareholders	29.0%	10.2%	4.0%		24.4%	60.7%
Less:
Annualized net realized and unrealized investment gains net of tax, on beginning common shareholders’ equity (1)	13.1	1.7	6.2		1.2	29.8
Interest in earnings of equity investments, net of tax, on beginning common shareholders’ equity (1)	0.1	—	0.1		0.9	0.2

Annualized operating return on beginning common shareholders’ equity (1)	15.8%	8.5%	(2.3	) %	22.3%	30.7%

Net income	$524,937	$190,927	$79,654		$354,360	$566,705
Less:
Net realized and unrealized investment gains, net of tax	232,981	29,683	110,592		17,582	274,360
Interest in earnings of equity investments, net of tax	1,468	1,076	2,213		13,098	1,650
Dividends to preferred shareholders	8,631	8,631	8,631		8,631	8,631

Operating earnings (loss) available to common shareholders	$281,857	$151,537	$(41,782)		$315,049	$282,064

Per diluted share:
Net income	$6.76	$2.31	$0.85		$4.25	$9.44
Less:
Net realized and unrealized investment gains, net of tax	3.05	0.38	1.33		0.22	4.64
Interest in earnings of equity investments, net of tax	0.02	0.01	0.02		0.16	0.03

Operating earnings (loss) (C)	$3.69	$1.92	$(0.50)		$3.87	$4.77

(1)	Excluding cumulative preferred shares of $520,000.
(2)	See page 53 for further analysis of Paris Re acquisition related expenses.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
(B)	For the three months ended December 31, 2009, annualized return on beginning common shareholders’ equity is calculated by dividing the results for the three months ended December 31, 2009 by beginning of the year common shareholders’ equity plus the equity issued related to the acquisition of Paris Re of $1,980 million.
(C)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company’s policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2010 (2)	September 30, 2009	December 31, 2009 (A)(B) (2)	December 31, 2008

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity (1) calculated with net income available to common shareholders	14.4%	41.9%	37.5%	0.3%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning common shareholders’ equity (1)	7.0	17.4	13.3	(11.9)
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning common shareholders’ equity (1)	—	2.0	1.6	—
Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders’ equity (1)	0.1	0.1	0.3	(0.1)

Annualized operating return on beginning common shareholders’ equity (1)	7.3%	22.4%	22.3%	12.3%

Net income	$795,518	$1,182,494	$1,536,854	$46,567
Less:
Net realized and unrealized investment gains (losses), net of tax	373,255	479,449	497,031	(453,621)
Net realized gain on purchase of capital efficient notes, net of tax	—	56,955	56,955	—
Interest in earnings (losses) of equity investments, net of tax	4,757	3,099	16,197	(3,641)
Dividends to preferred shareholders	25,894	25,894	34,525	34,525

Operating earnings available to common shareholders	$391,612	$617,097	$932,146	$469,304

Per diluted share:
Net income	$9.68	$19.95	$23.51	$0.22
Less:
Net realized and unrealized investment gains (losses), net of tax	4.69	8.27	7.78	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	—	0.98	0.89	—
Interest in earnings (losses) of equity investments, net of tax	0.06	0.06	0.25	(0.06)

Operating earnings	$4.93	$10.64	$14.59	$8.43

(1)	Excluding cumulative preferred shares of $520,000.
(2)	See page 53 for further analysis of Paris Re acquisition related expenses.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
(B)	For the year ended December 31, 2009, return on beginning common shareholders’ equity is the summation of the results for the nine months ended September 30, 2009 divided by beginning of the year common shareholders’ equity plus the results for the three months ended December 31, 2009 divided by the common shareholders’ equity plus the equity issued related to the acquisition of Paris Re of $1,980 million.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	December 31, 2008	December 31, 2007

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$7,582,293	$7,071,242	$7,388,511	$7,645,727	$5,444,554	$4,199,108	$4,321,557
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders’ equity	7,062,293	6,551,242	6,868,511	7,125,727	4,924,554	3,679,108	3,801,557

Less:
Net unrealized gains (losses) on fixed income securities and funds held - directly managed, net of tax	576,521	443,373	312,948	234,153	287,261	(35,263)	71,958

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$6,485,772	$6,107,869	$6,555,563	$6,891,574	$4,637,293	$3,714,371	$3,729,599

Divided by:
Number of common and common share equivalents outstanding	75,771.5	76,780.8	81,647.4	84,319.7	59,281.8	57,533.9	55,936.4

Equals:
Diluted book value per common and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$85.60	$79.55	$80.29	$81.73	$78.22	$64.56	$66.68

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	December 31, 2008	December 31, 2007

Total shareholders’ equity	$7,582,293	$7,071,242	$7,388,511	$7,645,727	$5,444,554	$4,199,108	$4,321,557
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$7,062,293	$6,551,242	$6,868,511	$7,125,727	$4,924,554	$3,679,108	$3,801,557

Basic common shares outstanding	74,581.4	75,349.9	80,015.4	82,580.7	58,271.5	56,453.3	54,250.5

Basic book value per common share	$94.69	$86.94	$85.84	$86.29	$84.51	$65.17	$70.07

Diluted book value per common share

Common shareholders’ equity	$7,062,293	$6,551,242	$6,868,511	$7,125,727	$4,924,554	$3,679,108	$3,801,557

Basic common shares outstanding	74,581.4	75,349.9	80,015.4	82,580.7	58,271.5	56,453.3	54,250.5
Add: Stock options and other	2,977.0	3,022.4	3,255.0	3,331.7	2,350.6	2,365.8	3,018.5
Add: Restricted stock units	977.2	1,215.6	1,096.9	1,189.1	728.4	751.0	680.6
Add: Forward sale contract	—	—	—	—	—	—	115.4
Less: Stock options and other bought back via treasury stock method	(2,764.1)	(2,807.1)	(2,719.9)	(2,781.8)	(2,068.7)	(2,036.2)	(2,128.6)

Diluted common and common share equivalents outstanding	75,771.5	76,780.8	81,647.4	84,319.7	59,281.8	57,533.9	55,936.4

Diluted book value per common share	$93.21	$85.32	$84.12	$84.51	$83.07	$63.95	$67.96

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contract, if any, are also added to determine the diluted common and common share equivalents outstanding.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended September 30, 2010		As of and for the three months ended September 30, 2009
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$6,551	$85.32	$4,248	$73.85

Technical result	303	3.96	284	4.81
Other operating expenses	(118)	(1.55)	(102)	(1.73)
Net investment income	164	2.15	145	2.46
Amortization of intangible assets	(10)	(0.13)	—	—
Other, net	(36)	(0.47)	1	0.02
Operating income tax expense	(12)	(0.16)	(37)	(0.64)
Preferred dividends	(9)	(0.11)	(9)	(0.15)

Operating earnings	282	3.69	282	4.77

Net realized and unrealized investment gains, net of tax	233	3.05	274	4.64
Interest in earnings of equity investments, net of tax	1	0.02	2	0.03

Net income available to common shareholders	516	6.76	558	9.44

Common share dividends	(38)	(0.50)	(27)	(0.47)
Change in currency translation adjustment	108	1.41	40	0.67
(Repurchase) issuance of common shares, net	(74)	(0.11)	106	(0.22)
Change in other accumulated comprehensive income or loss, net of tax	(1)	(0.02)	—	(0.01)

Impact of change in number of common and common share equivalents outstanding	n/a	0.35	n/a	(0.19)

Common shareholders’ equity / diluted book value per common share at end of period	$7,062	$93.21	$4,925	$83.07

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the nine months ended September 30, 2010		As of and for the nine months ended September 30, 2009
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$7,126	$84.51	$3,679	$63.95

Technical result	380	4.78	617	10.64
Other operating expenses	(406)	(5.11)	(284)	(4.90)
Net investment income	512	6.44	414	7.14
Amortization of intangible assets	(23)	(0.29)	—	—
Other, net	(39)	(0.49)	(11)	(0.19)
Operating income tax expense	(6)	(0.08)	(93)	(1.60)
Preferred dividends	(26)	(0.32)	(26)	(0.45)

Operating earnings	392	4.93	617	10.64

Net realized and unrealized investment gains, net of tax	373	4.69	479	8.27
Net realized gain on purchase of capital efficient notes, net of tax	—	—	57	0.98
Interest in earnings of equity investments, net of tax	5	0.06	3	0.06

Net income available to common shareholders	770	9.68	1,156	19.95

Common share dividends	(117)	(1.50)	(80)	(1.41)
Change in currency translation adjustment	(67)	(0.84)	48	0.83
(Repurchase) issuance of common shares, net	(643)	0.41	120	0.07
Change in other accumulated comprehensive income or loss, net of tax	(7)	(0.08)	2	0.02

Impact of change in number of common and common share equivalents outstanding	n/a	1.03	n/a	(0.34)

Common shareholders’ equity / diluted book value per common share at end of period	$7,062	$93.21	$4,925	$83.07

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2009 (A)		As of and for the year ended December 31, 2008
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$3,679	$63.95	$3,802	$67.96

Technical result	939	14.70	420	7.55
Other operating expenses	(431)	(6.74)	(365)	(6.56)
Net investment income	596	9.33	573	10.30
Amortization of intangible assets	6	0.10	—	—
Other, net	(7)	(0.12)	(35)	(0.63)
Operating income tax expense	(136)	(2.14)	(89)	(1.61)
Preferred dividends	(35)	(0.54)	(35)	(0.62)

Operating earnings	932	14.59	469	8.43

Net realized and unrealized investment gains (losses), net of tax	497	7.78	(453)	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	57	0.89	—	—
Interest in earnings (losses) of equity investments, net of tax	16	0.25	(4)	(0.06)

Net income available to common shareholders	1,502	23.51	12	0.22

Common share dividends	(117)	(1.88)	(100)	(1.84)
Change in currency translation adjustment	48	0.75	(163)	(2.93)
Change in other comprehensive income, net of tax	14	0.23	2	0.04
Issuance of common shares	2,000	(1.59)	126	(0.42)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.46)	n/a	0.92

Common shareholders’ equity / diluted book value per common share at end of period	$7,126	$84.51	$3,679	$63.95

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Pro-forma information - Paris Re

(in millions of U.S. dollars)

(Unaudited)

The following tables show the pro-forma impact on Paris Re’s previously reported gross premiums written and net premiums earned as if Paris Re had adopted PartnerRe’s accounting policies effective January 1, 2008. The adjustments to align Paris Re’s accounting policies to those of PartnerRe related to the recognition of gross premiums written on proportional treaties and the earning of premiums commensurate with the seasonality of the underlying exposure.

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Gross premiums written

Paris Re (as previously reported)	$222,383	$289,461	$667,223	$66,516	$257,985	$309,417	$768,694
Adjustment to PartnerRe methodology	46,904	39,966	(135,352)	94,446	62,115	33,760	(249,588)

Pro-forma PartnerRe gross premiums written	$269,287	$329,427	$531,871	$160,962	$320,100	$343,177	$519,106

Net premiums earned

Paris Re (as previously reported)	$303,515	$278,570	$299,496	$284,973	$352,147	$298,535	$275,248
Adjustment to PartnerRe methodology	51,915	(50,448)	(18,083)	4,494	57,494	(30,058)	4,634

Pro-forma PartnerRe net premiums earned	$355,430	$228,122	$281,413	$289,467	$409,641	$268,477	$279,882

	For the nine months ended September 30, 2009	For the year ended December 31, 2008

Gross premiums written

Paris Re (as previously reported)	$1,179,067	$1,402,612
Adjustment to PartnerRe methodology	(48,482)	(59,267)

Pro-forma PartnerRe gross premiums written	$1,130,585	$1,343,345

Net premiums earned

Paris Re (as previously reported)	$881,581	$1,210,903
Adjustment to PartnerRe methodology	(16,616)	36,564

Pro-forma PartnerRe net premiums earned	$864,965	$1,247,467

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended				For the nine months ended	For the year ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2010	December 31, 2009

Acquisition related expenses:
Corporate expenses - acquisition related	$5,654	$1,798	$2,468	$18,029	$9,920	$36,521
Corporate expenses - voluntary termination plan	(803)	33,755	1,409	—	34,361	—
Amortization of intangible assets	10,003	7,833	4,803	(6,133)	22,639	(6,133)
Amortization of intangible assets included in acquisition costs (1)	4,789	10,388	18,202	46,410	33,379	46,410

Total acquisition related expenses	$19,643	$53,774	$26,882	$58,306	$100,299	$76,798

Less: Amortization of intangible assets included in acquisition costs	(4,789)	(10,388)	(18,202)	(46,410)	(33,379)	(46,410)

Total acquisition related expenses, excluding those included in acquisition costs	$14,854	$43,386	$8,680	$11,896	$66,920	$30,388

Divided by:
Weighted average number of common and common share equivalents outstanding	76,428.5	78,796.4	83,328.8	81,441.2	79,494.2	63,890.6

Impact of acquisition related expenses on diluted operating loss or earnings per share, pre-tax	$0.19	$0.55	$0.10	$0.15	$0.84	$0.48

	Amortization of intangible assets	Amortization of intangible assets included in acquisition costs (1)	Total amortization of intangible assets (3) (4)

Estimated remaining amortization of intangible assets, pre-tax (2) :

For the three months ended December 31, 2010	$8,822	$3,715	$12,537
For the year ended December 31, 2011	36,405	8,443	44,848
For the year ended December 31, 2012	31,799	—	31,799
For the year ended December 31, 2013	19,479	—	19,479
For the year ended December 31, 2014 and thereafter	75,239	—	75,239

Total	$171,744	$12,158	$183,902

(1)	A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.
(2)	The estimated amortization of intangible assets is based on estimates of future loss payout and premium earnings patterns. These estimates are continually reviewed and actual results could materially differ from these estimates. Any adjustments will be reflected in the periods in which they are determined.
(3)	Total intangible assets of $191.3 million, $206.0 million, $224.3 million and $247.3 million at September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, are recorded gross of a deferred tax benefit of $55.5 million, $48.6 million, $56.3 million and $63.1 million, respectively.
(4)	Total intangible assets of $191.3 million and $247.3 million at September 30, 2010 and December 31, 2009, respectively, includes a $7.4 million intangible asset related to U.S. licenses that is not being amortized.